EXHIBIT 99.1

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Information

LOCKHEED MARTIN CREATES NEW BUSINESS AREA

‘Integrated Systems and Solutions’Leverages Existing Expertise;

Increases Focus On Customer’s Mission Effectiveness

BETHESDA, MD, June 27, 2003 – Lockheed Martin [NYSE: LMT] today announced the formation of a fifth business area that will leverage its existing and emerging capabilities to address customers’ growing need for highly integrated systems and solutions.

“As our customers continue to seek new ways to integrate many disparate systems,” said Lockheed Martin Chairman and CEO Vance Coffman, “they recognize the need for a worldwide interconnected set of information capabilities for gathering, processing, storing and delivering on-demand information and, as a result, are moving toward a more ‘network-centric’—as opposed to ‘platform-centric’—concept of operations. Further, they are looking for ways to synthesize data from all of these systems to get a clearer picture of what’s going on in any given situation—on the battlefield or otherwise—so they can make faster, more informed decisions. Specifically, they want speed, agility, flexibility and simultaneity of action,” Coffman added.

In order to provide these network-centric, effects-based operations—in which superior information technology determines the size, scope, speed and flexibility of response to a given scenario—Lockheed Martin is focusing its formidable strengths in this arena.

Two existing Lockheed Martin operating companies—Management & Data Systems based in Valley Forge, Pa., and Mission Systems, based in Gaithersburg, Md.—will join with the Corporation’s Advanced Concepts organization to form the new Lockheed Martin Integrated Systems and Solutions (ISS) business area.

ISS will concentrate unique technology and highly specialized talent—including experts in space, air and ground systems—within a single organization, enhancing Lockheed Martin’s ability to provide customers the horizontally integrated, system-of-systems capabilities they seek. The new business area will draw upon the Corporation’s proven expertise in the areas of Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR), strategic architectural design and integration, mission management, and modeling and simulation.

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ISS will also serve as a focal point for the Corporation to define, create, direct and coordinate overarching architectures and systems and, as such, will drive strategy formulation, research and development, strategic teaming and new business capture. Additionally, it will provide a single interface for customers with joint and network-centric operations.

Headquartered in Gaithersburg, Md., the ISS business area will be led by Albert Smith, currently Executive Vice President of the Corporation’s Space Systems business area, and will employ approximately 11,000 people at major facilities in Valley Forge, Pa.; Gaithersburg, Md.; Fairfax, Va.; San Jose, San Diego and Santa Maria, Calif.; Colorado Springs and Denver, Co.; and Phoenix, Ariz. Smith will be succeeded by G. Thomas Marsh, who currently serves as President and General Manager of the Space & Strategic Missiles unit of the Space Systems Company.

“The Corporation recognizes the importance of having an integrated ability to develop and deliver ‘true’ system-of-systems capabilities to our customers,” Coffman said. “While our military focus is clear, the tenets of a robustly networked force to improve shared situational awareness, facilitate collaboration and fuel fundamentally new operating concepts is equally applicable to homeland security and non-DoD challenges and needs. Our goal in creating this new business area is to dramatically increase mission effectiveness for our customers and generate profitable growth for our shareholders.”

Lockheed Martin has strong capabilities in C4ISR architectures, systems and platforms. In Operation Iraqi Freedom, for instance, the Theater Battle Management Core System (TBMCS)—a Lockheed Martin-developed system—integrated intelligence, surveillance and reconnaissance assets at the Combined Air Operations Center and U.S. Central Command headquarters. The TBMCS system effectively linked the C4ISR systems of the U.S. Air Force and Navy, including land elements, to provide a seamless operational picture. The Corporation also brings unprecedented levels of available IT resources to this initiative—with some 30,000 IT professionals corporatewide and 12 business units having achieved the highest levels of software engineering maturity.

With the formation of ISS, Lockheed Martin’s Systems Integration business area will be renamed Electronic Systems. The names of the remaining three business areas—Aeronautics, Space Systems and Technology Services—are unchanged.

Lockheed Martin has filed a Form 8-K with the Securities and Exchange Commission (SEC) reclassifying historical data to conform to its new organizational structure. The Corporation’s financial forecast, as reported in the April 22, 2003 earnings news release, is unchanged by the new segment presentation. A breakdown of the forecasted information provided in the April release by the new business segments is posted on Lockheed Martin’s Web site at http://www.lockheedmartin.com/investor and has been furnished to the SEC on the Form 8-K.

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Headquartered in Bethesda, Md., Lockheed Martin employs about 125,000 people worldwide and is principally engaged in the research, design, development, manufacture and integration of advanced technology systems, products and services. The Corporation reported 2002 sales of $26.6 billion.

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Media Contact: Thomas Jurkowsky, 301-897-6352; e-mail, thomas.jurkowsky@lmco.com

For additional information, visit our website:

http://www.lockheedmartin.com

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